UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 24, 2006
BELO CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	1-8598	75-0135890
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)
P.O. Box 655237, Dallas, Texas 75265-5237
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 977-6606
None.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.
     On May 24, 2006, Belo Corp. issued a press release announcing its offering of $250 million aggregate principal amount of unsubordinated and unsecured senior notes due 2013. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press Release dated May 24, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: May 24, 2006

BELO CORP.
By:	/s/ Russell F. Coleman
Russell F. Coleman
Vice President/General Counsel